PARENT GUARANTY

THIS PARENT GUARANTY (this “Guaranty”) is made as of September 29, 2017, by RISE CREDIT, LLC and ELEVATE CREDIT, INC. (hereinafter collectively referred to as "Guarantors"), to and for the benefit of REDPOINT CAPITAL ASSET FUNDING, LLC, a Texas limited liability company (hereinafter referred to as "Lender").

Recitals

Whereas, RISE CREDIT SERVICE OF TEXAS, LLC ("CAB"), an affiliate of Guarantors, has, on even date herewith, entered into a CREDIT SERVICES AGREEMENT (as such agreement may be amended from time to time, the "Services Agreement") with Lender. To induce Lender to enter into the Services Agreement, Guarantors have agreed to guaranty the obligations of CAB under the Services Agreement, as further described herein.

Now, therefore, in consideration of the premises recited above and of other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged by Guarantors; and for the purpose of inducing Lender to enter into the Services Agreement; and as long as CAB or its successors or assigns continues to be obligated to Lender in any manner whatsoever pursuant to the Services Agreement, Guarantors:

1.Unconditionally and absolutely guarantee: (a) the due and punctual payment of all amounts due and payable from CAB to Lender under the Services Agreement and the Guaranty from the CAB in favor of Lender (the “CAB Guaranty”), including, but not limited to, all guaranty payment obligations, and settlement payment obligations (as applicable); and (b) the due and punctual performance and observance by CAB of all other obligations, warranties, covenants, and duties of CAB set forth in the Services Agreement or the CAB Guaranty (all of which amounts payable and the terms, warranties, agreements, covenants and conditions, as the same may vary or be modified from time to time, being herein called the "Obligations"); and to this end, Guarantors covenant and agree to take all commercially reasonable actions necessary to enable CAB to observe and perform and to refrain in a commercially reasonable manner from taking any action which would prevent CAB from observing and performing each and every such Obligation.

2.Agree that this Guaranty shall be a continuing guaranty, shall be binding upon Guarantors, and upon their successors and assigns, and shall remain in full force and effect, and shall not be discharged, impaired or affected by (a) the existence or continuance of any of the Obligations; (b) the existence or continuance of CAB as a legal entity; (c) any waiver, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the Obligations, all of which CAB is hereby expressly authorized to make from time to time without notice to Guarantors; (d) the acceptance by Lender of any security for, or other guarantors upon, all or any part of the Obligations; or (e) any assignment or purported assignment of the Services Agreement or any or all of CAB's obligations under the Services Agreement or the CAB Guaranty. Guarantors shall have the right to assert as a defense to its performance under this Guaranty any legal defense that CAB may assert as to the Obligations other than the invalidation of any Obligation or any document or agreement evidencing the Obligations or any of them under a theory of public policy, which defense Guarantor hereby expressly waives.

3.Agree that Guarantors shall be held jointly and severally liable hereunder and Lender shall have the right to enforce this Guaranty against Guarantors for and to the full amount of the Obligations, with or without enforcing or attempting to enforce this Guaranty against any other guarantor, without any obligation on the part of Lender, or anyone, at any time, to resort to any collateral, security, property, liens or other rights or remedies whatsoever, and whether or not other proceedings or steps are pending or have been taken or have been concluded to enforce or otherwise realize upon the obligations, properties, estates or security of CAB or any other guarantor; and the payment of any amount or amounts by Guarantors, pursuant to their obligations hereunder, shall not entitle Guarantors, either at law or otherwise, to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Obligations, unless and until the full amount of the Obligations has been fully paid, all other Obligations have been fully performed and observed in accordance with their terms and the Services Agreement has been terminated.

4.Waive diligence, presentment, protest, notice of dishonor, demand for payment, extension of time of payment, notice of acceptance of this Guaranty, nonpayment at maturity and indulgences and notices of every kind, and consent to any and all forbearance and extensions of the time of payment of the Obligations, and further consent to any and all changes in the terms, covenants and conditions thereof hereafter made or granted; it being the intention that Guarantors shall remain liable under this Guaranty until the Obligations shall have been fully repaid to Lender and the terms, covenants and conditions thereof shall have been fully performed and observed by CAB, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Guarantors.

5.Represent that Guarantors have determined that the making of this Guaranty reasonably may be expected to benefit, directly and indirectly, Guarantors.

6.Agree that this Guaranty shall inure to the benefit of and may be enforced by Lender and its successors and assigns.

7.Governing Law and Jurisdiction. This Guaranty shall be construed and performed in accordance with the laws of the State of Texas, without reference to Texas choice of law or conflicts of law. All parties agree that any arbitration or litigation related to this Guaranty or any dispute between the parties will be conducted in Tarrant County, Texas, unless the parties mutually agree on another location. Each party consents to subject matter jurisdiction, personal jurisdiction and venue in Tarrant County, Texas.
8.Arbitration. Any controversy or claim arising out of or relating to this Guaranty, or the breach thereof, shall be settled by binding arbitration administered by the American Arbitration Association (the “AAA”) under its Commercial Arbitration Rules, and any temporary or final judgment or award rendered by the arbitrator(s) may be entered in any state or federal court in Tarrant County, Texas. All parties expressly waive their right to a jury trial for any such claim.
9.    Injunctive and Other Relief. This agreement to arbitrate includes claims for injunctive relief, and the parties agree that the AAA has the jurisdiction and authority to grant temporary or preliminary injunctive relief pursuant to Rule 38 of the AAA Commercial Arbitration Rules. The parties agree that the arbitrator(s) shall not have the power to award punitive or exemplary damages for any claim or controversy.

10.    Fees and Expenses. The parties agree that the AAA Commercial Arbitration Rules govern the award of attorney fees and expenses, and hereby expressly permit the AAA arbitrator or panel to award reasonable and necessary attorney fees and expenses in their discretion to the prevailing party in their discretion.

11.    Confidentiality. At the request of either party, the arbitration proceedings and any award or judgment will be conducted in the utmost confidentiality; in such case all documents,

testimony and records shall be received, heard and maintained by the arbitrator or panel in confidence, available for inspection only by the parties and their respective attorneys and experts, who agree to maintain such information in confidence.

12.    Joinder. Where applicable, all disputes hereunder shall be joined in or consolidated with the related proceeding(s), if any, among Lender, CAB, Guarantor and any affiliated entities.

[SIGNATURE PAGE TO FOLLOW.]

Guarantor has executed this instrument as of the day and year first written above.

GUARANTORS:
RISE CREDIT, LLC

By: /s/ Chris Lutes
Its: CFO

ELEVATE CREDIT, INC.

By: /s/ Chris Lutes
Its: CFO

Agreed and Accepted:
REDPOINT ASSET FUNDING OHIO, LLC

By: /s/ Andy Thomas
Its: Managing Director